Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3

TO 4/04 AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT

Amendment No. 3, dated as of June 13, 2006 (this “Amendment”), by and between JPMorgan Chase Bank, N.A. (the “Lender”), Fieldstone Investment Corporation (“FIC” and a “Borrower”) and Fieldstone Mortgage Company (“FMC” and a “Borrower” and together with FIC, the “Borrowers”).

RECITALS

The Lender and the Borrowers are parties to that certain 4/04 Amended and Restated Senior Secured Credit Agreement, dated as of April 21, 2004, as amended by the 4/05 Amendment to Credit Agreement, dated as of April 20, 2005 and Amendment No. 2, dated as of April 10, 2006 (the “Existing Credit Agreement”; as amended by this Amendment, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Credit Agreement.

The Lender and the Borrowers have agreed, subject to the terms and conditions of this Amendment, that the Existing Credit Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Credit Agreement.

Accordingly, the Lender and the Borrowers hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Credit Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 1.2 of the Existing Credit Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing it with the following:

“Maturity Date” means July 14, 2006, or the earlier date (the “Acceleration Date”), if any, when the Lender accelerates maturity of the Senior Credit Note pursuant to this Agreement, or the maturity of the Senior Credit Note is effectively accelerated by order of any Governmental Authority or by operation of law.

SECTION 2. Conditions Precedent. This Amendment shall become effective on the date hereof (the “Amendment Effective Date”) subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of the Lender and the Borrowers; and

(b) such other documents as the Lender or counsel to the Lender may reasonably request.

SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Existing Credit Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9 of the Existing Credit Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5. Fees. The Borrowers agree to pay as and when billed by the Lender all of the reasonable fees, disbursements and expenses of counsel to the Lender in connection with the development, preparation and execution of, this Amendment or any other documents prepared in connection herewith and receipt of payment thereof shall be a condition precedent to the Lender entering into any Transaction pursuant hereto.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 7. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

SECTION 8. Conflicts. The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing Credit Agreement, the provisions of this Amendment shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Lender: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender

By: /s/ Mark A. Wegener
Name: Mark A. Wegener
Title: Senior Vice President

Borrower: FIELDSTONE INVESTMENT CORPORATION, as a Borrower

By: /s/ Mark C. Krebs
Name: Mark C. Krebs
Title: Sr. Vice President & Treasurer

Borrower: FIELDSTONE MORTGAGE COMPANY, as a Borrower

By: /s/ Mark C. Krebs
Name: Mark C. Krebs
Title: Sr. Vice President & Treasurer